UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

(908) 991-2665
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02 Results of Operations and Financial Condition.
On September 12, 2025, Barnes & Noble Education, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 (“Form 12b-25”) with the Securities and Exchange Commission to report that the Company is unable to file its Quarterly Report on Form 10-Q for the quarter ended August 2, 2025 (the “Form 10-Q”) within the prescribed time period, without unreasonable effort or expense. The Form 12b-25 included selected preliminary and unaudited financial results for the quarter ended August 2, 2025 and included the following information:
As previously reported by the Company in its Current Report on Form 8-K filed on July 18, 2025 (the “Prior 8-K”), certain information regarding the recording of cost of digital sales was brought to the attention of management in July 2025, which promptly informed the Audit Committee, that caused the Audit Committee to commence an internal investigation with the assistance of outside counsel and advisors. On July 18, 2025, the Company filed a Form 12b-25 notifying the United States Securities and Exchange Commission (the “SEC”) that the Company would be unable to timely file its Annual Report on Form 10-K for the year ended May 3, 2025. On August 29, 2025, the Company filed a Current Report on Form 8-K announcing that on August 26, 2025, the Board of Directors (the “Board”) of the Company concluded that the Company’s previously-issued unaudited interim condensed consolidated financial statements for the fiscal third quarter and nine-months ended January 25, 2025, the fiscal second quarter and six-months ended October 26, 2024, the fiscal first quarter ended July 27, 2024, and the fiscal third quarter and nine-months ended January 27, 2024 contained in its Quarterly Reports on Form 10-Q and the Company’s previously-issued audited consolidated financial statements for the fiscal year ended April 27, 2024 contained in its Annual Report on Form 10-K (the “Non-Reliance Periods”), as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods (the “Previously Issued Financial Information”), should no longer be relied upon. The determination by the Board was made upon the recommendation of the Audit Committee and after consultation with the Company’s management team.
As a result, the Company expects to restate the financial statements for the Non-Reliance Periods (the “Restatement”), which will be corrected within its Annual Report on Form 10-K for the fiscal year ended May 3, 2025, when filed. However, the final determination regarding the scope of any such Restatement will depend on the completion of the Audit Committee’s review and the ongoing work of the Company and its independent registered public accounting firms for the fiscal periods of 2024 and 2025. The Company is also evaluating potential accounting adjustments unrelated to the investigation that could impact the Non-Reliance Periods. It is possible that the magnitude of such a Restatement may change as additional items may be identified as this work is completed.
The Company does not expect the investigation to impact total sales, which it estimates increased by $25.1 million, or 9.5%, in the first quarter of fiscal year 2026 to $288.6 million (unaudited) compared to $263.4 million during the prior fiscal year period, nor BNC First Day total revenue, which it estimates increased by $33.0 million in the first quarter of fiscal year 2026, or 40.5%, to $114.3 million (unaudited) compared to $81.4 million during the prior fiscal year period. The investigation will not impact the Company’s first quarter fiscal 2026 cash and cash equivalents and total debt. As a result, the Company expects to report total net debt (defined as total debt, less cash and cash equivalents) of $162.7 million (unaudited) as of the first quarter of fiscal year 2026, which was a decrease of $51.0 million from the Company’s total net debt of $213.7 million as of the first quarter of fiscal year 2025. In addition, the Company expects to be in compliance with its financial covenants under its credit agreement as of the first quarter of fiscal year 2026. Due to the seasonal nature of the business, the results of operations for the first fiscal quarter ended August 2, 2025 are not indicative of the results of operations for the remainder of fiscal 2026.
The Company is diligently working on the Restatement. As a result of the ongoing Audit Committee investigation and the Company's work with respect to the Restatement, the Company has determined that it will not be able, without unreasonable effort or expense, to file its Quarterly Report on Form 10-Q for the quarterly period ended August 2, 2025 by the prescribed due date for such quarterly report. The Company intends to file its Quarterly Report on Form 10-Q for the quarterly period ended August 2, 2025 as soon as practicable, following or concurrent with the filing of the Restatement with the SEC and the Company's filing of the Annual Report on Form 10-K for the year ended May 3, 2025.
Cautionary Note Regarding Forward-Looking Statements:
This Current Report on Form 8-K contains “forward-looking” statements within the meaning of federal securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: statements related to the internal investigation, including timing, amounts and expected outcome; the Company’s plans to file its Annual Report on Form 10-K for the fiscal year ended May 3, 2025 and Quarterly Report for the quarter ended August 2, 2025; expected financial results for the first quarter of fiscal year 2025 and 2026; and the Company’s plans, objectives and intentions, including with respect to its credit agreement. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the discovery of additional information relevant to the internal investigation; the conclusions of the

Committee (and the timing of the conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, the Company’s independent registered public accounting firms regarding the investigation and the Company’s financial statements; the timing of the risk that the completion and filing of the Form 10-Q will take longer than expected; and the risk that the Company will be unable to file the Form 10-Q within the extension period of 5 calendar days provided under Rule 12b-25. See also other risks that are described in “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 27, 2024, and any subsequent reports filed with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: September 12, 2025	By:	/s/ Jason Snagusky
	Name:	Jason Snagusky
	Title:	Chief Financial Officer